EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-3 No. 333-263165) of Cara Therapeutics, Inc.

(2)	Registration Statement (Form S-8 No. 333-270302) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(3)	Registration Statement (Form S-8 No. 333-263159) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(4)	Registration Statement (Form S-8 No. 333-253714) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(5)	Registration Statement (Form S-8 No. 333-236728) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(6)	Registration Statement (Form S-8 No. 333-234800) of Cara Therapeutics, Inc., pertaining to the Cara Therapeutics, Inc. 2019 Inducement Plan

(7)	Registration Statement (Form S-8 No. 333-230335) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(8)	Registration Statement (Form S-8 No. 333-223726) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(9)	Registration Statement (Form S-8 No. 333-216606) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(10)	Registration Statement (Form S-8 No. 333-210096) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(11)	Registration Statement (Form S-8 No. 333-203057) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc., and

(12)	Registration Statement (Form S-8 No. 333-193905) pertaining to the 2004 Stock Incentive Plan, as amended, and 2014 Equity Incentive Plan;

of our reports dated March 6, 2024, with respect to the financial statements of Cara Therapeutics, Inc. and the effectiveness of internal control over financial reporting of Cara Therapeutics, Inc. included in this Annual Report (Form 10-K) of Cara Therapeutics, Inc., for the year ended December 31, 2023.

/s/ Ernst & Young LLP

Stamford, Connecticut

March 6, 2024